UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 17, 2019 (October 11, 2019)

Date of Report (Date of earliest event reported)

ALBERTON ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38715	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1001, 10/F, Capital Center 151 Gloucester Road Wanchai, Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 2117 1621

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant, and one right	ALACU	The Nasdaq Stock Market LLC
Ordinary shares, no par value	ALAC	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half (1/2) of one ordinary share	ALACW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	ALACR	The Nasdaq Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 11, 2019, in order to satisfy Nasdaq listing standards that the majority of the Board of Directors (the “Board”) of Alberton Acquisition Corporation (the “Company”) be independent, Mr. Keqing (Kevin) Liu tendered his resignation from his position as a director of the Company effective immediately. The Board accepted Mr. Liu’s resignation, effective immediately. Mr. Liu’s decision did not result from a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On the same day, Ms. Guan Wang tendered her resignation from her position as the Secretary to the Board. The Board accepted Ms. Wang’s resignation and appointed Mr. Keqing (Kevin) Liu as the Secretary of the Board (without any voting power) to fill the vacancy created by the resignation of Ms. Guan Wang, effective immediately.

In addition, on October 11, 2019, pursuant to relevant Nasdaq rules, the Board reviewed the independence of Mr. Howard Jiang as a board member and concluded that each of Mr. Jiang, Mr. John W. Allen and Mr. Harry Edelson, respectively, is qualified as an independent director under the relevant Nasdaq rules. Furthermore, the Board also appointed the following board members as chairman of its existing committees as follows: Mr. Harry Edelson, the chairman of the Audit Committee, Mr. John W. Allen, the chairman of the Compensation Committee, and Mr. Howard Jiang, the chairman of the Corporate Governance and Nominating Committee of the Company.

Item 7.01. Regulation FD Disclosure.

On October 11, 2019, the Board approved the Company’s Audit Committee Charter, Compensation Committee Charter, and Corporate Governance and Nominating Committee Charter.

Copies of the Charter for each of the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee are files as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description

99.1	Audit Committee Charter

99.2	Compensation Committee Charter

99.3	Nominating and Corporate Governance Committee Charter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2019

ALBERTON ACQUISITION CORPORATION

By:	/s/ Bin (Ben) Wang
Name: Bin (Ben) Wang Title: Chief Executive Officer

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